UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07816

PCM Fund, Inc.

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Annual Report December 31, 2007

PIMCO

PCM Fund, Inc.

A company of Allianz Global Investors

Pacific Investment Management Company LLC (“PIMCO”), an investment adviser with in excess of $746 billion of assets under management as of December 31, 2007, is responsible for the management and administration of PCM Fund, Inc. (formerly known as PIMCO Commercial Mortgage Securities Trust, Inc.) (the “Fund”). Founded in 1971, PIMCO manages assets on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed-income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments and governmental bodies in the United States and the world.

Chairman’s Letter

Dear PCM Fund Shareholder:

It is our pleasure to present to you the annual report for PCM Fund, Inc. (the “Fund”), covering the twelve-month period ended December 31, 2007, the Fund’s fiscal year end. At the end of the reporting period, the Fund’s net assets stood at $128 million.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive the Morningstar Fixed-Income Manager of the Year award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

Last year turned out to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and adjusting monetary policy to a neutral or an easing bias. During the reporting period, the Federal Reserve reduced the Federal Funds Rate three times from 5.25% to 4.25% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 4.75%. The Bank of England reduced its key-lending rate once from 5.75% to 5.50%, while the European Central Bank and the Bank of Japan both remained on hold after each raised interest rates once earlier in the year.

■

Returns of commercial mortgage-backed securities (“CMBS”) lagged U.S. Treasuries in 2007 amid an environment of heightened volatility and increasing risk aversion. Fears over the deterioration in the subprime mortgage sector prompted many investors to avoid spread products and move into U.S. Treasuries, driving the 10-year U.S. Treasury yield from a mid-June peak of 5.29% to a low of 3.84% in late November. On December 31, 2007 the U.S. Treasury yielded 4.02%, or 0.68% lower than at the beginning of the year. In general, the Fund’s exposure to the subprime mortgage market was limited due to a focus on CMBS.

■

High-yield CMBS lagged investment-grade issues as investors penalized lower-rated issues in the flight-to-quality. Despite the underperformance, the credit performance of CMBS was strong as delinquencies declined throughout the year to levels near historical lows. CMBS issuance also reached record levels during the year, driven by aggressive underwriting standards.

■

Returns of mortgage-backed securities (“MBS”) also trailed U.S. Treasuries during the year, driven by increasing volatility, heavy supply, and diminishing demand. In fact, as hedge funds attempted to de-lever in an environment of decreasing liquidity, Agency MBS were one of the few asset types that could actually receive a bid, making them excellent sell candidates due to their relatively higher liquidity.

Annual Report	December 31, 2007	1

Chairman’s Letter  (Cont.)

On January 22, 2008, the Federal Reserve reduced the Federal Funds Rate by 0.75% from 4.25% to 3.50% in response to a weakening economic outlook and a tightening credit environment. This action represented the first emergency rate reduction since 2001. Furthermore, on January 30, 2008, the Federal Reserve reduced the Federal Funds Rate again by 0.50% to 3.00% and also reduced the discount rate by 0.50% to 3.50%.

In these pages please find a more complete Fund review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period.

If you have any questions regarding your Fund investment, please contact us at 1-866-746-2606. Additionally, you can visit the Fund’s website at www.pcmfund.com. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PCM Fund, Inc.

January 31, 2008

2	PCM Fund, Inc.

Important Information About the Fund

Background and Investment Objectives

The Fund is a non-diversified, closed-end bond fund that trades on the New York Stock Exchange under the symbol “PCM.” Formed in 1993, the Fund’s primary investment objective is to achieve high current income by investing in a portfolio comprised primarily of commercial mortgage-backed securities. These securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties such as office buildings, shopping malls, hotels, apartment buildings, nursing homes and industrial properties. Capital gains from the disposition of investments is a secondary objective of the Fund.

Primary Investments

On June 1, 2007, the Fund changed its name from PIMCO Commercial Mortgage Securities Trust, Inc. to PCM Fund, Inc. Effective June 1, 2007, the Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in commercial mortgage-backed securities (“CMBS”), which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of credit default swaps sold by the Fund (i.e. where the Fund is selling credit default protection), the Fund will value the swap at its notional amount. Prior to June 1, 2007, the Fund sought to achieve its investment objective by investing under normal circumstances at least 80% of its net assets plus the amount of borrowings for investment purposes in CMBS.

Effective February 27, 2007, the Fund changed its investment policies to permit investment in credit derivatives. This change permits the use of credit derivatives, such as credit default swaps, and other derivative instruments for gaining synthetic exposures.

Effective February 27, 2007, the Fund changed its policies so that it is permitted to use Fitch Ratings as a rating agency for purposes of credit quality investment restrictions. The Fund may now use Moody’s, S&P or Fitch ratings, or, if an issue is unrated, PIMCO’s assessment of the issue’s credit quality.

Summary of Risks

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the

Annual Report	December 31, 2007	3

Important Information About the Fund  (Cont.)

expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: mortgage risk, prepayment risk, real rate risk, real estate risk, derivative risk, smaller company risk, non-U.S. security risk, high yield security risk, leverage risk and specific sector investment risks. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leveraging risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. The Fund’s investments in derivatives could result in losses greater than the principal amount. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors, such as the real estate sector, may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on an investment in the Fund.

Sarbanes-Oxley Act and Other Information Available to Shareholders

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO will use to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at 1-866-746-2606, on the Fund’s website at http://www.pcmfund.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

4	PCM Fund, Inc.

The Fund files its complete schedule of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available, upon request, by calling the Fund at 1-866-746-2606 and on the Fund’s website at http://www.pcmfund.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

On May 8, 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Change in Dividend Policy

The Fund announced on February 27, 2007, a decrease in the Fund’s monthly dividend from 9.375 cents per common share to 7.00 cents per common share due to certain factors at the time. These factors included the dramatic increase in short-term interest rates and the prolonged inversion of the U.S. yield curve, which increased borrowing costs for the Fund, and the narrowing of risk premiums offered by the bond market, which led to lower reinvestment yields.

Annual Report	December 31, 2007	5

Fund Summary  PCM Fund, Inc.

Objectives: The Fund’s primary investment objective is to achieve high current income, with capital gains from the disposition of investments as a secondary objective.

Primary Investments: Commercial mortgage-backed securities

Inception Date: September 2, 1993

Total Net Assets: $128 million

Portfolio Manager: Dan Ivascyn

Cumulative Returns Through December 31, 2007

Past performance is no guarantee of future results. The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on September 2, 1993 and held through December 31, 2007, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distribution, if any. The Fund’s NYSE Share Price performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the sale of Fund shares.

Average Annual Total Return for the period ended December 31, 2007
		1 Year	5 Years	10 Years	Fund Inception(a)
	PCM Based on NYSE Share Price	-23.17%	1.25%	6.09%	6.95%
	PCM Based on Net Asset Value	2.83%	6.55%	7.43%	7.90%
- - -	Lehman Brothers Aggregate Bond Index(b)	6.97%	4.42%	5.97%	6.12%

All Fund returns are net of fees and expenses.

(a)	The Fund began operations on 09/02/93. Index comparisons began on 08/31/93.
(b)

Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and U.S. dollar-denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in this index. The index does not reflect deductions for fees, expenses or taxes.

Past performance is no guarantee of future results. Performance data current to the most recent month-end is available at www.pcmfund.com or by calling 1-866-746-2606.

6	PCM Fund, Inc.

NYSE Symbol	PCM

Allocation Breakdown % of Total Investments as of December 31, 2007
Commercial Mortgage-Backed Securities	71.6%
Real Estate Asset-Backed Securities	17.8%
Corporate Bonds & Notes	7.0%
Other	3.6%

Portfolio Insights

»	Duration positioning above that of the index for most of the period added to returns as the ten-year U.S. Treasury yield declined from 4.70% to 4.02%.

»	A curve steepening bias added to returns as the two-year U.S. Treasury yield declined more than the 30-year U.S. Treasury yield.

»	An emphasis on BBB-rated commercial mortgage-backed securities (“CMBS”) was negative for returns as they lagged higher-rated CMBS.

»	Exposure to below-investment grade CMBS was negative for returns as they significantly underperformed investment-grade CMBS issues.

»

An underweight to corporate debt benefited performance as corporate debt was one of the worst performing sectors in the Lehman Brothers Aggregate Bond Index, beating only the performance of asset-backed securities during the period.

»	An allocation to high-yield corporate debt detracted from returns as corporate debt underperformed the investment-grade market.

Annual Report	December 31, 2007	7

Financial Highlights

Selected per Share Data for the Year Ended:	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003
Net Asset Value Beginning of Year	$11.85	$11.94	$12.49	$12.53	$12.80
Net Investment Income (a)	0.80	0.90	0.98	1.01	1.09
Net Realized/Unrealized Gain (Loss) on Investments	(0.48)	0.14	(0.40)	0.08	(0.23)
Total Income from Investment Operations	0.32	1.04	0.58	1.09	0.86
Dividends from Net Investment Income	(0.89)	(1.13)	(1.13)	(1.13)	(1.13)
Net Asset Value End of Year	$11.28	$11.85	$11.94	$12.49	$12.53
NYSE Share Price End of Year	$10.25	$14.40	$14.03	$13.17	$14.53
Total Investment Return
Per Share NYSE Share Price (b)	(23.17)%	11.17%	15.40%	(1.62)%	9.76%
Total Investment Return
Per Share Net Asset Value (c)	2.83%	9.17%	4.78%	9.07%	7.03%
Net Assets End of Year (000s)	$128,092	$134,259	$134,792	$140,267	$139,891
Ratio of Expenses to Average Net Assets	4.03%	3.69%	2.77%	1.75%	1.52%
Ratio of Expenses to Average Net Assets Excluding Interest Expense	1.08%	1.03%	1.07%	1.00%	1.05%
Ratio of Net Investment Income to Average Net Assets	6.94%	7.64%	8.00%	8.09%	8.62%
Amount of Borrowings Outstanding End of Year (000s)	$80,050	$69,574	$67,880	$67,702	$71,025
Portfolio Turnover Rate	17%	21%	8%	24%	40%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.
(c)	Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

8	PCM Fund, Inc.	See Accompanying Notes

Statement of Assets and Liabilities	December 31, 2007

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value	$207,220
Repurchase agreements, at value	1,150
Cash	228
Deposits with brokers for futures contracts	35
Interest and dividends receivable	1,682
Swap premiums paid	729
Unrealized appreciation on swap agreements	19,888
Other assets	8
230,940

Liabilities:
Payable for the reverse repurchase agreements	$80,050
Dividends payable	795
Accrued investment manager fee	237
Accrued administrative fee	33
Accrued custodian expense	8
Accrued audit fee	22
Accrued printing expense	14
Swap premiums received	13,762
Unrealized depreciation on swap agreements	7,927
102,848

Net Assets	$128,092

Net Assets Consist of:
Capital stock–authorized 300 million shares, $.001 par value; outstanding 11,355,683 shares	$11
Paid in capital	155,200
(Overdistributed) net investment income	(361)
Accumulated undistributed net realized (loss)	(34,983)
Net unrealized appreciation	8,225
$128,092

Net Asset Value Per Share Outstanding	$11.28

Cost of Investments Owned	$210,956

Cost of Repurchase Agreements Owned	$1,150

Annual Report	December 31, 2007	9

Statement of Operations	Year Ended December 31, 2007

(Amounts in thousands)
Investment Income:
Interest	$14,358
Total Income	14,358

Expenses:
Investment manager fees	945
Administrative fees	130
Transfer agent fees	29
Directors’ fees	55
Printing expense	43
Proxy expense	23
Legal fees	90
Audit fees	23
Custodian fees	44
Interest expense	3,861
Miscellaneous expense	41
Total Expenses	5,284

Net Investment Income	9,074

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(1,049)
Net realized (loss) on futures contracts, written options and swaps	(19,162)
Net change in unrealized (depreciation) on investments	(1,945)
Net change in unrealized appreciation on futures contracts, written options and swaps	16,724
Net (Loss)	(5,432)

Net Increase in Net Assets Resulting from Operations	$3,642

10	PCM Fund, Inc.	See Accompanying Notes

Statements of Changes in Net Assets

(Amounts in thousands, except share amounts)
(Decrease) in Net Assets from:	Year Ended December 31, 2007	Year Ended December 31, 2006

Operations:
Net investment income	$9,074	$10,218
Net realized gain (loss)	(20,211)	2,697
Net change in unrealized appreciation (depreciation)	14,779	(1,373)
Net increase resulting from operations	3,642	11,542

Distributions to Shareholders:
From net investment income	(10,074)	(12,726)

Total Distributions	(10,074)	(12,726)

Fund Share Transactions:
Issued as reinvestment of distributions (21,409 and 48,723 shares, respectively)	265	651
Net increase resulting from Fund share transactions	265	651

Total (Decrease) in Net Assets	(6,167)	(533)

Net Assets:
Beginning of year	134,259	134,792
End of year*	$128,092	$134,259

* Including (overdistributed) net investment income of:	$(361)	$(792)

Annual Report	December 31, 2007	11

Statement of Cash Flows	Year Ended December 31, 2007

(Amounts in thousands)
Increase in Cash from:

Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$3,642

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(48,843)
Proceeds from sales of long-term securities	42,695
Sale of short-term portfolio investments, net	(2,212)
Increase in interest receivable	(70)
Decrease in receivable for investments sold	1
Deposits with brokers for open futures contracts	(35)
Increase in other asset	(8)
Decrease in swap premiums paid	(343)
Proceeds from futures contracts transactions	(206)
Decrease in payable to manager	(12)
Decrease in administrative fees	(1)
Increase in printing expense	12
Decrease in custodian fees	(1)
Increase in audit fees	6
Decrease in other fees	(49)
Unrealized appreciation on investments	(14,779)
Net realized loss on investments	20,211
Net amortization on investments	(196)
Net cash used for operating activities	(188)

Cash flows received from financing activities*:
Net borrowing from reverse repurchase agreements	10,476
Cash dividend paid	(10,077)
Net cash received from financing activities	399

Net Increase in Cash	211

Cash:
Beginning of year	17
End of year	$228

*	Includes reinvestment of dividends of $265

12	PCM Fund, Inc.	See Accompanying Notes

Schedule of Investments PCM Fund, Inc.	December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL MORTGAGE-BACKED SECURITIES 116.5%

HEALTHCARE 0.8%
RMF Commercial Mortgage Pass-Through Certificates
7.471% due 01/15/2019 (f)	$1,000	$523
9.150% due 11/28/2027 (f)	471	466
9.468% due 01/15/2019 (a)(f)	276	76

		1,065

HOSPITALITY 8.8%
Bear Stearns Commercial Mortgage Securities
5.817% due 05/14/2016 (c)(f)	1,500	1,525

Commercial Mortgage Pass-Through Certificates
5.570% due 02/05/2019 (f)	2,000	1,930

Hilton Hotel Pool Trust
0.601% due 10/03/2015 (b)(c)(f)	31,113	526

Host Marriot Pool Trust
8.310% due 08/03/2015 (f)	2,000	2,103

Office Portfolio Trust
6.778% due 02/03/2016 (f)	1,000	1,029

Times Square Hotel Trust
8.528% due 08/01/2026 (f)	3,608	4,208

		11,321

MULTI-CLASS 101.0%
Banc of America Commercial Mortgage, Inc.
5.276% due 03/11/2041 (f)	2,000	1,948
5.918% due 04/11/2036 (c)(f)	924	944
6.290% due 06/11/2035 (f)	700	690
7.224% due 04/15/2036 (c)	2,500	2,684
7.684% due 11/15/2031 (c)	2,800	2,966

Bear Stearns Commercial Mortgage Securities
5.060% due 11/15/2016	7	7
5.545% due 02/11/2041 (f)	1,000	843
5.809% due 05/11/2039 (f)	1,000	979
5.992% due 09/11/2042 (c)(f)	2,000	1,680
6.500% due 02/15/2032 (f)	1,332	1,291
6.625% due 10/15/2032 (f)	1,258	1,117
7.000% due 05/20/2030 (c)	1,541	1,732

Carey Commercial Mortgage Trust
5.970% due 09/20/2019 (c)(f)	1,316	1,336

Chase Commercial Mortgage Securities Corp.
6.275% due 02/12/2016 (c)(f)	1,000	1,048
6.650% due 07/15/2032 (f)	2,600	2,661
6.887% due 10/15/2032 (f)	1,500	1,472

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.225% due 07/15/2044	1,015	967

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Commercial Mortgage Asset Trust
6.975% due 01/17/2032 (c)	$2,500	$2,722

Commercial Mortgage Pass-Through Certificates
6.586% due 07/16/2034 (c)(f)	1,500	1,594
6.811% due 07/16/2034 (f)	1,500	1,587
6.830% due 02/14/2034 (c)(f)	2,893	3,058
8.191% due 08/15/2033 (f)	1,500	1,588

Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/2039 (c)	5,000	5,048

CS First Boston Mortgage Securities Corp.
0.421% due 12/15/2035 (b)(c)(f)	23,933	869
5.322% due 08/15/2036 (f)	2,000	1,816
5.383% due 12/15/2036 (f)	2,600	2,532
7.170% due 05/17/2040 (c)	3,000	3,169
7.460% due 01/17/2035 (c)(f)	2,000	2,233

CVS Lease Pass-Through
5.880% due 01/10/2028 (f)	1,912	1,853

DLJ Commercial Mortgage Corp.
7.031% due 11/12/2031	135	137

Federal Housing Administration
7.380% due 04/01/2041	2,398	2,432

FFCA Secured Lending Corp.
1.346% due 09/18/2027 (b)(f)	5,917	172

First Union-Lehman Brothers-Bank of America
6.778% due 11/18/2035 (c)	2,000	2,160

First Union National Bank-Bank of America Commercial Mortgage Trust
6.000% due 01/15/2011 (f)	1,000	969

GE Capital Commercial Mortgage Corp.
5.113% due 07/10/2045 (f)	1,000	938
5.121% due 05/10/2043 (c)	1,000	934

GMAC Commercial Mortgage Securities, Inc.
6.500% due 05/15/2035	20	21
6.500% due 05/15/2035 (c)	2,500	2,530
6.500% due 05/15/2035 (f)	2,000	2,053
7.035% due 05/15/2030 (f)	1,500	1,444
8.067% due 09/15/2035 (f)	1,500	1,618

Greenwich Capital Commercial Funding Corp.
5.419% due 01/05/2036 (f)	1,500	1,477

GS Mortgage Securities Corp. II
5.560% due 11/10/2039 (c)	5,750	5,850
5.740% due 11/10/2039	2,000	1,810
6.302% due 03/06/2020 (f)	2,000	1,818
6.615% due 02/14/2016 (c)(f)	3,500	3,709
7.397% due 08/05/2018 (f)	3,480	3,622

GSMPS Mortgage Loan Trust
8.000% due 09/19/2027 (c)(f)	1,280	1,389

Annual Report	December 31, 2007	13

Schedule of Investments   PCM Fund, Inc.  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
JPMorgan Chase Commercial Mortgage Securities Corp.
0.611% due 03/12/2039 (b)(f)	$12,033	$392
5.267% due 05/15/2041 (f)	1,500	1,376
6.162% due 05/12/2034 (c)	2,000	2,101
6.465% due 11/15/2035 (c)	3,000	3,171

LB Commercial Conduit Mortgage Trust
6.000% due 10/15/2035 (c)(f)	5,000	5,015

LB-UBS Commercial Mortgage Trust
5.683% due 07/15/2035 (f)	1,500	1,404
6.950% due 03/15/2034 (c)(f)	1,572	1,675
7.290% due 09/15/2034 (f)	2,000	2,128

Merrill Lynch Countrywide Commercial Mortgage Trust
5.957% due 08/12/2049	2,000	1,692

Merrill Lynch Mortgage Investors, Inc.
6.904% due 12/15/2030	1,500	1,643
7.042% due 02/15/2030 (c)	2,000	2,052

Morgan Stanley Capital I
5.204% due 11/14/2042 (c)	500	471
5.379% due 08/13/2042 (f)	100	92
6.990% due 12/15/2031 (c)	200	204
7.562% due 04/30/2039 (c)(f)	1,138	1,155

Nationslink Funding Corp.
7.050% due 03/20/2030 (f)	2,000	2,009
7.105% due 08/20/2030 (f)	2,500	2,546

Prudential Securities Secured Financing Corp.
6.755% due 06/16/2031 (f)	2,000	2,140

Trizec Hahn Office Properties
7.604% due 05/15/2016 (f)	3,000	3,210

Wachovia Bank Commercial Mortgage Trust
0.206% due 10/15/2041 (b)(c)(f)	47,343	938
4.982% due 02/15/2035 (f)	1,020	909
5.188% due 02/15/2041 (f)	2,500	2,172
5.338% due 01/15/2041 (f)	1,500	1,322
6.290% due 04/15/2034 (f)	2,000	1,983

		129,317

MULTI-FAMILY 5.9%
Commercial Capital Access One, Inc.
7.706% due 11/15/2028 (f)	3,000	3,040

Dickinson County, Iowa Revenue Notes, Series 2006
7.750% due 12/01/2012	345	350

Fannie Mae
5.237% due 06/01/2023 (c)	1,428	1,440
7.095% due 08/01/2026 (c)	113	115
9.375% due 04/01/2016 (c)	160	179

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Federal Housing Administration
7.430% due 07/01/2018	$226	$228
8.360% due 01/01/2012	125	128

Multi-Family Capital Access One, Inc.
8.837% due 01/15/2024	2,000	2,094

		7,574

Total Commercial Mortgage-Backed Securities (Cost $154,182)		149,277

CORPORATE BONDS & NOTES 11.4%

BANKING & FINANCE 2.2%
Bear Stearns Cos., Inc.
6.950% due 08/10/2012	1,000	1,029

CCCA LLC
7.800% due 10/15/2008 (f)	449	456

Ford Motor Credit Co. LLC
8.000% due 12/15/2016 (c)	500	426

GMAC LLC
6.000% due 09/15/2008	180	173

Tenneco, Inc.
8.625% due 11/15/2014 (c)	750	741

		2,825

INDUSTRIALS 7.6%
Archer-Daniels-Midland Co.
6.450% due 01/15/2038	1,000	1,043

Bon-Ton Stores, Inc.
10.250% due 03/15/2014 (c)	500	380

CCO Holdings LLC
8.750% due 11/15/2013	500	480

CSC Holdings, Inc.
7.875% due 02/15/2018	500	470

Dynegy Holdings, Inc.
7.125% due 05/15/2018 (c)	500	445

EchoStar DBS Corp.
7.125% due 02/01/2016 (c)	500	512

HCA, Inc.
6.750% due 07/15/2013 (c)	1,250	1,119
9.250% due 11/15/2016 (c)	275	289
9.250% due 11/15/2016 (f)	325	341

Intelsat Bermuda Ltd.
9.250% due 06/15/2016 (c)	1,000	1,010

RH Donnelley Corp.
8.875% due 01/15/2016	950	893

SemGroup LP
8.750% due 11/15/2015 (f)	500	478

14	PCM Fund, Inc.	See Accompanying Notes

December 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Sungard Data Systems, Inc.
9.125% due 08/15/2013	$500	$511

United Airlines, Inc.
6.636% due 07/02/2022 (f)	1,000	981

Verso Paper Holdings LLC and Verson Paper, Inc.
9.125% due 08/01/2014	800	812

		9,764

UTILITIES 1.6%
Cincinnati Bell, Inc.
8.375% due 01/15/2014	500	490

NGPL Pipe Co. LLC
7.768% due 12/15/2037 (f)	1,000	1,049

NRG Energy, Inc.
7.250% due 02/01/2014	350	342
7.375% due 02/01/2016	150	147

		2,028

Total Corporate Bonds & Notes (Cost $14,994)		14,617

REAL ESTATE ASSET-BACKED SECURITIES 29.0%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	2,500	2,219

ACE Securities Corp.
8.115% due 04/25/2035 (f)	2,213	1,052

Ameriquest Mortgage Securities, Inc.
8.665% due 02/25/2033	450	144

Asset-Backed Securities Corp. Home Equity
7.615% due 06/21/2029	267	70

Bear Stearns Second Lien Trust
7.365% due 12/25/2036 (f)	2,316	212

CDC Mortgage Capital Trust
8.946% due 03/25/2033	283	22

Conseco Finance Securitizations Corp.
7.960% due 02/01/2032	2,000	1,664
7.970% due 05/01/2032	835	625

CS First Boston Mortgage Securities Corp.
7.000% due 02/25/2033 (c)	375	376

Fannie Mae
5.000% due 11/25/2035 (c)	444	395
6.025% due 09/25/2023 (c)	43	45
6.109% due 07/01/2012 (c)	4,717	4,960
7.000% due 10/15/2022 - 10/01/2033 (c)	1,190	1,217
7.875% due 11/01/2018 (c)	19	20

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
8.000% due 07/01/2009 - 07/25/2022 (c)	$284	$298
8.000% due 10/01/2010 - 06/01/2015	15	16
8.500% due 07/01/2008 - 03/01/2029	44	47
8.500% due 09/01/2021 - 04/01/2032 (c)	602	648
9.000% due 03/25/2020 (c)	272	305

Freddie Mac
5.000% due 02/15/2036 (c)	355	285
7.000% due 09/01/2010 - 12/01/2015	14	15
7.000% due 07/01/2012 - 10/01/2037 (c)	10,844	11,207
7.057% due 11/01/2029 (c)	327	330
7.240% due 04/01/2032 (c)	212	213
7.384% due 03/01/2032 (c)	261	267
7.466% due 08/01/2030 (c)	294	300
8.000% due 07/01/2010 - 06/01/2015	18	19
8.500% due 11/15/2021 (c)	519	565

Green Tree Financial Corp.
6.180% due 04/01/2030	130	128
6.220% due 03/01/2030 (c)	515	539
6.530% due 02/01/2031	743	651
6.760% due 03/01/2030	396	423
6.810% due 12/01/2027 (c)	438	443
7.050% due 01/15/2027	922	849
7.070% due 01/15/2029	118	124

Greenpoint Manufactured Housing
7.590% due 11/15/2028	83	87
8.300% due 10/15/2026	2,000	2,067

Keystone Owner Trust
9.000% due 01/25/2029 (f)	403	339

Merrill Lynch Mortgage Investors, Inc.
5.117% due 08/25/2033 (f)	798	712

Oakwood Mortgage Investors, Inc.
5.258% due 05/15/2013	120	107
6.890% due 11/15/2032	1,000	522

Ocwen Residential Mortgage-Backed Securities Corp.
6.837% due 06/25/2039 (f)	577	443
7.000% due 10/25/2040 (f)	1,197	860

Saxon Asset Securities Trust
8.640% due 12/25/2032	547	519

Structured Asset Investment Loan Trust
7.865% due 10/25/2033	68	1

UCFC Manufactured Housing Contract
7.900% due 01/15/2028	1,000	511

Annual Report	December 31, 2007	15

Schedule of Investments   PCM Fund, Inc.  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Wilshire Mortgage Loan Trust
8.990% due 05/25/2028 (f)	$283	$254

Total Real Estate Asset-Backed Securities (Cost $37,084)		37,115

OTHER BONDS & NOTES 3.6%
Denver Arena Trust
6.940% due 11/15/2019 (f)	1,640	1,661

First International Bank N.A.
10.778% due 04/15/2026 (f)	1,856	158

Lexington, Virginia Industrial Development
Authority Revenue Notes, Series 2007
8.000% due 01/01/2015	620	641

Little Rock, Arkansas Municipal Property Owners Multipurpose Improvement District Special Tax Bonds, (GO OF DIST Insured), Series 2007
7.200% due 03/01/2032	1,000	1,004

PPM America High Yield CBO Ltd.
5.762% due 06/01/2011	177	134

U.S. Airways Group, Inc.
9.330% due 01/01/2049 (a)	633	5

West Virginia State Tobacco Settlement Financing Corporations Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,000	962

Total Other Bonds & Notes (Cost $6,095)		4,565

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 2.1%

COMMERCIAL PAPER 0.8%
Freddie Mac
3.000% due 01/02/2008	$1,000	$1,000

REPURCHASE AGREEMENTS 0.9%
State Street Bank and Trust Co.
3.900% due 01/02/2008	1,150	1,150

(Dated 12/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 02/15/2008 valued at $1,177. Repurchase proceeds are $1,150.)

U.S. TREASURY BILLS 0.4%
3.044% due 03/13/2008 (d)	500	495

Total Short-Term Instruments (Cost $2,647)		2,645

PURCHASED OPTIONS (h) 0.1%
(Cost $104)		151

Total Investments 162.7% (Cost $212,106)		$208,370

Other Assets and Liabilities (Net) (62.7%)		(80,278)

Net Assets (e) 100.0%		$128,092

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	The average amount of borrowings outstanding during the period ended December 31, 2007 was $71,457 at a weighted average interest rate of 5.310%. On December 31, 2007, securities valued at $91,653 were pledged as collateral for reverse repurchase agreements.
(d)	Securities with an aggregate market value of $495 have been pledged as collateral for swap and swaption contracts on December 31, 2007.
(e)	As of December 31, 2007, portfolio securities with an aggregate value of $3,985 were valued in good faith and pursuant to the guidelines established by the Board of Directors.
(f)	Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.

16	PCM Fund, Inc.	See Accompanying Notes

December 31, 2007

(g)	Swap agreements outstanding on December 31, 2007:

Credit Default Swaps on Securities

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
JPMorgan Chase & Co.	Lennar Corp. 5.950% due 03/01/2013	Sell	5.400%	12/20/2012	$1,000	$(29)
Lehman Brothers, Inc.	Windstream Corp. 8.125% due 08/01/2013	Sell	1.050%	06/20/2012	2,000	(46)

						$(75)

Credit Default Swaps on Credit Indices

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Credit Suisse USA, Inc.	Home Equity Index AA Rating 2007-1	Sell	0.150%	08/25/2037	$1,000	$(175)

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.700%	06/21/2025	$40,000	$3,615
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.600%	06/21/2026	28,000	2,153
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	12/20/2026	1,300	(111)
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	5.700%	06/19/2025	230,500	(6,245)
Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	5.650%	06/21/2026	165,000	13,996
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.660%	02/25/2017	62,900	(772)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.840%	02/25/2017	62,900	124
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/18/2038	5,400	(141)
UBS Warburg LLC	3-Month USD-LIBOR	Receive	5.000%	12/20/2026	4,200	(408)

						$12,211

(h)	Purchased options outstanding on December 31, 2007:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 9-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.660%	02/21/2008	$9,400	$62	$151
Put - OTC 9-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.840%	02/21/2008	9,400	42	0

							$104	$151

Annual Report	December 31, 2007	17

Notes to Financial Statements

1. ORGANIZATION

Effective June 1, 2007, the Fund’s name changed from the PIMCO Commercial Mortgage Securities Trust, Inc. to the PCM Fund, Inc. (the”Fund”). The Fund commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the “Act”), as a closed-end, non-diversified, management investment company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange (“NYSE”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies, the Fund’s NAV will be calculated based upon the NAVs of such investments. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Directors or persons acting at their direction. The Board of Directors has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Directors, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Directors, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the

18	PCM Fund, Inc.

December 31, 2007

Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Directors is responsible for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board of Directors or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  The Fund intends to distribute all its net investment income monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Fund’s annual financial statements presented under U.S. GAAP.

(e) Options Contracts  The Fund may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options

Annual Report	December 31, 2007	19

Notes to Financial Statements  (Cont.)

which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(f) Repurchase Agreements  The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund, which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowing by the Fund. To the extent the Fund collateralizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the Act. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements.

(h) Swap Agreements  The Fund may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Fund may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on

20	PCM Fund, Inc.

December 31, 2007

their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Fund from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Directors, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Directors, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(i) Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-

Annual Report	December 31, 2007	21

Notes to Financial Statements  (Cont.)

backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(j) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(k) New Accounting Policies  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Fund and will provide additional information in relation to the Statement on the Fund’s financial statements for the period ending June 30, 2008.

3. FEES AND EXPENSES

(a) Investment Manager Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment manager (the “Manager”) to the Fund, pursuant to an investment advisory contract. The Manager receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

(b) Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Fund for which it receives from the Fund a quarterly administrative fee at an annual rate of 0.10% based on average weekly net assets of the Fund.

(c) Fund Expenses  The Fund is responsible for the following expenses: (i) independent auditors’ fees; (ii) printing fees; (iii) transfer agent fees; (iv) custody and accounting fees; (v) taxes and governmental fees, (vi) brokerage fees and commissions and other portfolio transaction expenses (vii) the costs of borrowing money, including interest expenses and bank overdraft charges; (viii) fees and expenses of the Directors who are not “interested persons”, as defined in the Act, of PIMCO or the Fund (each an “Independent Director”), and any counsel retained exclusively for their benefit; (ix) legal fees; (x) extraordinary expenses, including costs of litigation and indemnification expenses.

Each Director, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended in person, $250 for each committee meeting attended and

22	PCM Fund, Inc.

December 31, 2007

$500 for each Board of Directors meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $1,000 and each other committee chair receives an additional annual retainer of $500. The Fund pays no compensation directly to any Director or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates.

4. RELATED PARTY TRANSACTIONS

The Manager and Administrator are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short- term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$ 12,389	$ 1,182	$ 36,856	$ 32,754

7. REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Annual Report	December 31, 2007	23

Notes to Financial Statements  (Cont.)

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. Thus, at present PIMCO Funds is not a party to any revenue sharing lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect.

8. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund adopted the provisions of FIN 48 on January 1, 2007. Management has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. As of December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

24	PCM Fund, Inc.

December 31 2007

The Fund files U. S. tax returns. While the statute of limitations remains open to examine the Fund’s U. S. tax returns filed for the fiscal years from 2003-2006, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At December 31, 2007, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

As of December 31, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book- to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral

$ 633	$ 0	$ 7,241	$ 0	$ (34,993)	$ 0

(1) Adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2007, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses

12/31/2008	12/31/2009	12/31/2010	12/31/2011	12/31/2012	12/31/2015

$ 1,856	$ 950	$ 1,498	$ 5,073	$ 3,915	$ 21,701

As of December 31, 2007, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)

$ 212,817	$ 5,850	$ (10,297)	$ (4,447)

(3) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to interest-only basis adjustments for federal income tax purposes.

For the fiscal years ended December 31, 2007 and December 31, 2006, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital

12/31/2007	$ 10,074	$ 0	$ 0
12/31/2006	12,726	0	0

(4) Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2007	25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the PCM Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of the PCM Fund, Inc. (hereinafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, cash flows for the year then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2008

26	PCM Fund, Inc.

Privacy Policy	(Unaudited)

The Fund considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Fund has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Fund and certain service providers to the Fund, such as the Fund’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Fund’s internet website.

Respecting Your Privacy

As a matter of policy, the Fund does not disclose any personal or account information provided by shareholders or gathered by the Fund to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Fund may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Fund reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Fund believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Fund may share shareholder information with their affiliates in connection with servicing its shareholders’ accounts or to provide shareholders with information about products and services that the Fund or its Advisers, principal underwriters or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Fund share may include, for example, a shareholder’s participation in one of the Fund or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Fund’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Fund takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Fund has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2007	27

Dividend Reinvestment Plan	(Unaudited)

What is the Dividend Reinvestment Plan for PCM Fund, Inc.?

The Dividend Reinvestment Plan (the “Plan”) offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. Computershare Trust Co., N.A. acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the share price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then-current share price, then at 95% of the share price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the share price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then-current share price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

28	PCM Fund, Inc.

(Unaudited)

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs. You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by Computershare Trust Co., N.A., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PCM Fund, Inc.

c/o Computershare Trust Co., N.A.

250 Royall Street

Canton, MA 02021

Telephone: 1-800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name with the Plan Agent so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to Computershare Trust Co., N.A. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

Annual Report	December 31, 2007	29

Management of the Fund	(Unaudited)

The chart below identifies the Directors and Officers of the Fund. Each “interested” Director as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Directors of the Fund
Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Directors	Other Directorships Held by Directors
Interested Directors
Brent R. Harris* 48 Chairman of the Board and Director	06/1993 to present	Managing Director, PIMCO.	94

Chairman and Trustee, PIMCO Funds; Director and Vice President, StocksPLUS® Management, Inc.; Chairman and Trustee, PIMCO Variable Insurance Trust; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* 48 Director	11/1997 to present	Consulting Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Trustee PIMCO Variable Insurance Trust; Director and Chairman, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (real estate investment trust).
Independent Directors
E. Philip Cannon 67 Director	03/2000 to present	Proprietor, Cannon & Company, (a private investment firm); Formerly, President, Houston Zoo.	94	Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust.
Vern O. Curtis 73 Director	08/1997 to present	Private Investor.	94	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; and Director, PS Business Parks, Inc., (a real estate investment trust).
J. Michael Hagan 68 Trustee	03/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	94

Trustee, PIMCO Funds; Director Trustee, PIMCO Variable Insurance Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy 69 Trustee	07/1993- 02/1995 and 8/1995 to present	Private Investor.	94	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust. Formerly, Director, New Century Financial Corporation (mortgage banking).

* Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

30	PCM Fund, Inc.

(Unaudited)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers of the Fund
Ernest L. Schmider 50 President	5/2005 to present	Managing Director, PIMCO.

David C. Flattum 43 Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham 37 Chief Compliance Officer	7/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

Daniel J. Ivascyn 38 Senior Vice President	11/2001 to present	Managing Director, PIMCO.

William C. Powers 50 Senior Vice President	07/1993 to present	Managing Director, PIMCO.

Jeffrey M. Sargent 45 Senior Vice President	06/1993 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. 62 Senior Vice President	07/1993 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King 45 Vice President – Senior Counsel and Secretary	5/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen 37 Vice President	02/1999 to present	Senior Vice President, PIMCO.

Michael J. Willemsen 48 Vice President	02/1995 to present	Vice President, PIMCO.

Joshua D. Ratner 31 Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway 50 Treasurer	06/1993 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil 38 Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown 40 Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker 33 Assistant Treasurer	05/2007 to present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Directors

Annual Report	December 31, 2007	31

Approval of Renewal of Investment Management Agreement and Administrative Services Agreement	(Unaudited)

On August 13, 2007, the Board of Directors (the “Board”) of PCM Fund, Inc. (the “Fund”), including a majority of the independent Directors, approved the renewal of the Fund’s Investment Management Agreement and Administrative Services Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2008. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Directors receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Fund’s investment performance and matters relating to fund operations, including the Fund’s compliance program, shareholder services, valuation, custody, and other information relating to the nature, extent and quality of services provided by PIMCO to the Fund. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Fund.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Fund counsel. The Board also received assistance and advice regarding applicable legal standards from Fund counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data, and a report prepared by PIMCO containing comparative performance information. The Board heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent Directors alone, without management present, at the August 13, 2007 meeting. The independent Directors met telephonically with their counsel on June 11, 2007 and August 6, 2007 to discuss the materials presented. The approval determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. Individual Directors may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO and its Personnel and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Directors informed about matters relevant to the Fund and its shareholders; and its attention to matters that may involve conflicts of interest with the Fund. The Board also considered the nature, extent, quality and cost of administrative services provided by PIMCO to the Fund under the Agreements and the terms of the Agreements. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Fund and its shareholders.

32	PCM Fund, Inc.

(Unaudited)

3. Investment Performance

The Board received and examined information from PIMCO concerning the Fund’s one-, three-, five- and ten-year performance for the periods ended June 30, 2007 and from Lipper concerning the Fund’s one-, three-, five- and ten-year performance for the periods ended May 31, 2007. The Board noted that shares of the Fund had generally been trading at a premium in recent years, but that at June 30, 2007, the Fund’s shares were trading at a discount. The Board also noted that for each of the one-, three-, five- and ten-year periods ended June 30, 2007, the Fund had beaten its benchmark index based on its NAV. The Board also noted that the Fund had outperformed all of its peer group funds and the peer group average based on its NAV for these periods, but noted that market price performance in the recent term was negatively impacted by the Fund’s dividend cut in March 2007.

The Board also recognized that bond market performance was not optimal during the one-year period ended June 30, 2007 and that this had had an effect on the performance of Fund.

Overall, the Board determined that the Fund’s investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Fund indicates that its continued management is likely to benefit the Fund and its shareholders.

4. Advisory Fees and Administrative Fees

PIMCO reported to the Board that, in proposing fees for the Fund, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors.

The Board considered the services to be provided under the Agreements and the advisory and administrative fees. With respect to overall levels of Fund expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield. The Board compared the Fund’s total expenses to other funds in the Expense Group provided by Lipper and PIMCO and found the Fund’s total expenses to be reasonable. The Board noted that the Fund’s expense ratio was lower than certain of the comparative funds presented by Lipper and PIMCO. PIMCO does not manage any separate accounts with a similar investment strategy to the Fund; therefore the Board could not consider the fees charged by PIMCO to comparable separate accounts. The Board also considered the advisory fees charged by PIMCO to the other closed-end fund PIMCO manages. The Board concluded that the Fund’s advisory and administrative fees were reasonable in relation to the value of the services provided.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Fund, are reasonable and renewal of the Agreements will likely benefit the Fund and its shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Fund as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that, as a closed-end fund, the Fund was not expected to materially increase in size. The Board also noted that although the Fund’s Investment Management Agreement does not contain breakpoints, advisory agreements for closed-end funds generally do not contain breakpoints.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Fund, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Fund. The Board also reviewed PIMCO’s soft dollar policies and

Annual Report	December 31, 2007	33

Approval of Renewal of Investment Management Agreement and Administrative Services Agreement (Cont.)	(Unaudited)

procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Fund, it has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Fund by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Fund, and that the renewal of the Agreements was in the best interests of the Fund and its shareholders.

34	PCM Fund, Inc.

Other Information

Investment Manager and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Transfer Agent

Computershare Trust Co., N.A.

250 Royall Street

Canton, Massachusetts 02021

Custodian

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PCM Fund, Inc.

This report, including the financial statements herein, is provided to the shareholders of PCM Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

3674-AR-1207

Item 2.

Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to clarify certain defined terms, address the role of the registrant’s Chief Compliance Officer and provide for the public disclosure of any amendments or waivers. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Directors has determined that Vern O. Curtis, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Curtis is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2007	$19,854
	December 31, 2006	$21,468

(b)	Fiscal Year Ended	Audit-Related Fees (1)
	December 31, 2007	$1,000
	December 31, 2006	$2,160

(c)	Fiscal Year Ended	Tax Fees (2)
	December 31, 2007	$—
	December 31, 2006	$—

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2007	$—
	December 31, 2006	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Commercial Mortgage Securities Trust, Inc (the “Fund”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Fund for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders.

(2) Includes aggregate fees billed for review of the registrant’s tax returns.

(3) There were no “Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.
(g)
		Aggregate Non-Audit Fees Billed to Entity
	Entity	December 31, 2007	December 31, 2006
	PCM Fund, Inc.	$1,000	$2,160
	Pacific Investment Management Company LLC	$918,445	$550,735

	Totals	$919,445	$552,895

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant’s which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.

Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon; Vern O. Curtis; J. Michael Hagan; William J. Popejoy

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)	PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the registrant as the policies and procedures that PIMCO will use when voting proxies on behalf of the registrant. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of the registrant, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the registrant and its shareholders. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and the registrant. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of the registrant. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the registrant’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the Board; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting to the Board that the registrant engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Daniel J. Ivascyn is responsible for the day-to-day management of the Fund. The table below provides information about the portfolio manager.

	Portfolio Manager	Since	Recent Professional Experience
	Daniel J. Ivascyn	10/02*	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1998, and is a member of PIMCO’s mortgage and ABS team.

*       Prior to June 1, 2006, Mr. Ivascyn served as co-portfolio manager to the Fund with Mr. William C. Powers.

Other Accounts Managed

Mr. Ivascyn also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2007: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Portfolio Manager		Number of All Accounts	Total Assets of All Accounts (in $MM)
Daniel J. Ivascyn	Registered Investment Companies	6	$5,983
	Registered Investment Companies with Performance-Based Advisory Fees	None	None
	Other Pooled Investment Vehicles	8	$1,069
	Other Pooled Investment Vehicles with Performance-Based Advisory Fees	3	$476
	Other Accounts	8	$2,538
	Other Accounts with Performance-Based Advisory Fees	None	None

Conflicts of Interest

From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of his position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and the other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including the portfolio manager, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. Mr. Ivascyn, as a Managing Director of PIMCO, receives a base salary and also receives compensation from PIMCO’s profits. Certain employees of PIMCO, including the portfolio manager, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include the portfolio manager.

Salary. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually.

Investment professionals, including the portfolio manager, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth.

Profit Sharing Plan. Instead of a bonus, Mr. Ivascyn, as a Managing Director of PIMCO, receives compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Mr. Ivascyn, as a Managing Director, receives an amount determined by the Managing Director Compensation Committee, based upon his individual overall contribution to the firm and the Bonus Factors (as defined below).

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the compensation from the profit sharing plan for Mr. Ivascyn:

•     3-year, 2-year and 1-year dollar-weighted and account-weighted pre-tax investment performance as judged against the applicable benchmarks for each account managed by Mr. Ivascyn, including the Fund, and relative to applicable industry peer groups;

•     Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•     Amount and nature of assets managed by Mr. Ivascyn;

•     Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•     Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•     Absence of defaults and price defaults for issues in the portfolios managed by Mr. Ivascyn;

•     Contributions to asset retention, gathering and client satisfaction;

•     Contributions to mentoring, coaching and/or supervising; and

•     Personal growth and skills added.

Mr. Ivascyn’s compensation is not based directly on the performance of the Fund or any other account he manages. Final award amounts are determined by the PIMCO Compensation Committee.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Mr. Ivascyn, as a Managing Director, also has a long-term employment contract, which guarantees severance payments in the event of involuntary termination of his employment with PIMCO.

Securities Ownership

The table below shows the dollar range of shares of the Fund beneficially owned as of December 31, 2007, by the portfolio manager of the Fund.

Portfolio Manager	Dollar Range of Shares Owned
Daniel J. Ivascyn	$100,001 – 500,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Registrant Purchases of Equity Securities

Period	(a) Total Number of Shares (or Units) Purchased*	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs*		(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1, 2007 - July 31, 2007)	1,633.38	$10.98	1,633.38	(1)	N/A
Month #3 (August 1, 2007 - August 31, 2007)	3,071.27	$9.93	3,071.27	(1)	N/A
Month #3 (September 1, 2007 - September 30, 2007)	2,863.05	$10.31	2,863.05	(1)	N/A
Month #4 (October 1, 2007 - October 31, 2007)	2,849.59	$10.46	2,849.59	(1)	N/A
Month #5 (November 1, 2007 - November 30, 2007)	2,589.25	$10.20	2,589.25	(1)	N/A
Month #6 (December 1, 2007 - December 31, 2007)	2,533.24	$10.05	2,533.24	(1)	N/A
Total	15,539.78				N/A

*	Shares purchased include purchases made at NAV as well as open market by the agent of the Fund’s Dividend Reinvestment

Plan pursuant to such plan.
(1) Purchased from original issue at 95% of market price.

Item 10.	Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial officer of PCM Fund, Inc. (the “Fund”) have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99. CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Commercial Mortgage Securities Trust, Inc.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Principal Executive Officer

Date:	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Principal Executive Officer

Date:	February 29, 2008

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	February 29, 2008